EXHIBIT 99.1




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002







In connection with the annual report of Apria Healthcare Group Inc. (the "company" or "Apria") on Form 10-K for the year ended December 31, 2002 as filed with the SEC on the date hereof (the "Report"), I, Lawrence M. Higby, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ LAWRENCE M. HIGBY
---------------------------
Lawrence M. Higby
Chief Executive Officer
March 31, 2003



A signed original of this written statement required by Section 906 has been provided to Apria and will be retained by Apria and furnished to the Securities and Exchange Commission or its staff upon request.